UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2021

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On December 17, 2021, Cottonwood Communities, Inc. (the “Company”) filed the Articles of Amendment (the “Articles”) with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”). The Articles became effective upon filing with the SDAT.

The Articles were approved by the Company’s stockholders at its 2021 annual meeting of stockholders held on December 16, 2021 (the “Annual Meeting”). The Articles amend the Company’s charter to delete Article XVIII in its entirety. This charter amendment is discussed in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 12, 2021 (the “Proxy Statement”).

A copy of the Articles is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders
Results of Annual Meeting

On December 16, 2021, the Company the Annual Meeting at 1245 Brickyard Road, Suite 250, Salt Lake City, Utah 84106. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on (1) the election of the following individuals to the board of directors: Daniel Shaeffer, Chad Christensen, Jonathan Gardner, John Lunt, and Philip White; (2) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021; (3) a proposal to remove Article XVIII from the Company’s charter (the “Charter Amendment Proposal”); and (4) a proposal to permit the Company to proceed with voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and then subsequently, to adjourn the Annual Meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the Annual Meeting (the “Adjournment Proposal”). For a detailed description of the Charter Amendment and the Adjournment Proposal, see the Proxy Statement.

All of the director nominees were elected. The number of votes cast for, against and abstaining from each of the director nominees and the number of broker non-votes were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Shaeffer	12,702,539	299,368	997,211	4,131,038
Chad Christensen	12,722,554	282,637	993,927	4,131,038
Jonathan Gardner	12,717,840	310,122	971,156	4,131,038
John Lunt	12,732,796	304,264	962,058	4,131,038
Philip White	12,692,310	307,906	998,902	4,131,038
The appointment of KPMG as the Company’s independent registered public accounting firm for the year ended December 31, 2021 was ratified. The results of the vote on the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2021 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of KPMG Appointment	17,086,450	255,721	787,985	0

The Charter Amendment Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to the Charter Amendment Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charter Amendment Proposal	12,034,977	685,773	1,278,368	4,131,038
The Adjournment Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to the Adjournment Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adjournment Proposal	12,358,096	700,639	940,383	4,131,038
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Adam Larson
Name:	Adam Larson
Title:	Chief Financial Officer

Date:   December 20, 2021